Kafoury, Armstrong & Co.

A professional Corporation

Certified Public Accountants

                                                                                                          November 14, 2003

United States Securities

   And Exchange Commission

Washington, D.C. 20549

                                                                                                  Re: Registrant: Itronics Inc.

                                                                                                        Commission File Number 33-18582

                                                                                                        IRS Employer ID # 75-2198369

                                                                                                        Exhibit 16 to Form 8-K

This letter is provided to indicate our agreement with the information filed by the above-named registrant as included in Form 8-K.

                                                                                                /S/ David E. Silva

                                                                                                David E. Silva, CPA

                                                                                                Shareholder

DES:ss

6140 Plumas Street, Reno, Nevada 89509-6060

775.689.9100 FAX: 775.689.9299 www.kafoury.com